UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 19, 2003

EZENIA! INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-25882	04-3114212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154 Middlesex Turnpike, Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (781) 505-2100

Item 4.  Changes in Registrant’s Certifying Accountant.

On December 17, 2003, Gray, Gray & Gray, LLP (“GG&G”) informed the Audit Committee of Ezenia!, Inc. (“the Company”), that their firm had made the decision to no longer provide audit services to public company clients, and therefore had resigned as independent auditors for the Company.  On December 18, 2003, upon the approval of the Audit Committee, the Company engaged Brown & Brown, LLP to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2003.

GG&G was previously engaged as the Company’s certifying accountant for the three quarterly interim reviews on the Company’s financial statements for the quarters ending March 31, 2003, June 30, 2003 and September 30, 2003, and was not engaged as the Company’s certifying accountant for any prior years.   For the previous two years, the Company’s certifying accountant was Ernst & Young, LLP (“E&Y”).  The audit reports of E&Y on the Company’s consolidated financial statements for each of the years ended December 31, 2001 and 2002 were qualified as to uncertainty about the Company’s ability to continue as a going concern.  Information relating to E&Y’s resignation in April 2003 as independent auditors for the Company has been previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 7, 2003.

During the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, there were no disagreements between the Company and GG&G on any matter of accounting principles or practices, financial statement disclosure, or scope or procedures which disagreement, if not resolved to GG&G’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their review.

There did not occur within the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003, and subsequently through the date of GG&G’s resignation, any reportable events as defined in Item 304(a) of Regulation S-K.

The Company provided GG&G with a copy of the foregoing disclosures.  Attached as Exhibit 16.1 is a copy of GG&G’s letter, dated December 17, 2003.

During the fiscal years ended December 31, 2001 and 2002 and subsequently through the date of GG&G’s resignation, the Company did not consult with Brown & Brown, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

Exhibit 16.1      Letter from Gray, Gray & Gray, LLP to the Securities and Exchange Commission dated December 17, 2003.

Item 9.  Regulation FD Disclosure.

On December 19, 2003, Ezenia! Inc. issued a press release announcing a change in its auditors.  The press release, which is attached hereto as Exhibit 99.1, is incorporated by reference herein and is being furnished under Items 9 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZENIA! INC.

Dated: December 19, 2003	By:	/s/ Khoa D. Nguyen

Khoa D. Nguyen

Chief Executive Officer and Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Gray, Gray & Gray, LLP to the Securities and Exchange Commission dated December 17, 2003.

99.1	Ezenia! Inc. Press Release issued on December 19, 2003.